                                                                   Exhibit 15(d)

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, her true and lawful attorneys-in-fact and agents in her name, place and stead to execute for and on her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ Linda S. Wolf                       Trustee   March 16, 2007
-------------------------------------
Linda S. Wolf

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ Jerome S. Contro                    Trustee   March 16, 2007
-------------------------------------
Jerome S. Contro

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ Dennis B. Mullen                    Trustee   March 16, 2007
-------------------------------------
Dennis B. Mullen

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ William F. McCalpin                 Trustee   March 16, 2007
-------------------------------------
William F. McCalpin

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ John W. McCarter, Jr.               Trustee   March 16, 2007
-------------------------------------
John W. McCarter, Jr.

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ James T. Rothe                      Trustee   March 16, 2007
-------------------------------------
James T. Rothe

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ William D. Stewart                  Trustee   March 16, 2007
-------------------------------------
William D. Stewart

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ Martin H. Waldinger                 Trustee   March 16, 2007
-------------------------------------
Martin H. Waldinger

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Andrew J. Iseman, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 16th day of March, 2007.

Signature                                Title         Date
---------                               -------   --------------


/s/ Thomas H. Bailey                    Trustee   March 16, 2007
-------------------------------------
Thomas H. Bailey